EXHIBIT 99.(B)

FLORIDA PROGRESS CORPORATION
INVESTOR INFORMATION
--------------------------------------------------------------------------
Analysts' Contacts:
Mark A. Myers, Manager, Investor Relations (813) 866-4245
John A. Serba, Senior Investor Communications Analyst (813) 866-4247

                                                            January 22, 1996

Florida Progress Corporation reports increase in 1995 earnings


Florida Progress Corporation, parent of St. Petersburg-based Florida Power Corporation, today reported a 1995 earnings per share increase of 9.6 percent. Earnings for the year were $238.9 million, or $2.50 a share, compared with $212 million, or $2.28 a share in 1994. The company had 1995 revenues totaling $3.06 billion, compared with $2.77 billion for 1994.

Significant items influencing 1995 operating results:

     o An increase in retail energy sales at Florida Power due to a stronger economy and more extremes in summer and winter weather.

     o Continued customer growth -- up 2.2 percent this year, or about 28,000 over 1994.

     o The utility's continued commitment to further reductions in operating expenses.

Florida Power, the largest subsidiary of Florida Progress, earned $217.3 million, or $2.27 per share, on revenues of $2.27 billion for the year, compared with earnings of $190.7 million, or $2.05 a share, on revenues of $2.08 billion in 1994.

Retail kilowatt-hour sales at the utility increased 7.8 percent during 1995 compared with the prior year. A stronger economy and abnormal weather conditions contributed to a 5.4 percent increase in average residential customer usage in 1995. Total industrial kilowatt-hour sales increased by 8 percent for the year, due to better-than-expected improvement in the phosphate industry.

Earnings were helped by the ongoing cost-control initiatives at the utility. This has occurred even with the addition of 28,000 customers during 1995. The higher energy sales and the cost reductions offset increased expenses for nuclear decommissioning and depreciation. In 1995, Florida Power absorbed a $6.9 million pre-tax charge for the Florida Public Service Commission-approved amortization of costs of the canceled Lake Tarpon to Kathleen transmission line.


                                                         - more -

In 1994, Florida Power recognized restructuring and voluntary early retirement costs that reduced earnings by $11.5 million, or 12 cents a share. The utility also wrote off an investment in a proposed gas pipeline project that lowered 1994 earnings by $3.9 million, or 4 cents a share.

In January 1995, the Florida Public Service Commission ordered Florida Power to begin a three-year test of a revenue decoupling plan for residential sales. The plan separates, or decouples, revenues from energy sales. Decoupling is designed to reconcile the revenues to an authorized target level. For this first year of the test, the decoupling mechanism lowered billed revenues by $17.8 million. Florida Power does not expect the decoupling mechanism to materially affect results for the three-year test period.

Electric Fuels Corporation, the energy and transportation subsidiary of Florida Progress' diversified operations, continued its solid performance in the face of depressed market conditions for coal in 1995. Despite the lower demand for coal, Electric Fuels had earnings of $24 million, or 25 cents per share, in 1995. This compares with $22.6 million, or 25 cents per share, in 1994. Excellent performance from Electric Fuels' inland marine and rail services operations contributed to the increased earnings from this business unit.

Florida Progress (NYSE:FPC) is a Fortune 500 diversified utility holding company with assets of $5.8 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with more than 1.2 million customers. Diversified operations include coal mining and transportation, life insurance, real estate, and lending and leasing.

                                                         - more -

FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                       Page 3
(In millions, except per share amounts)

                                        Three Months Ended   Twelve Months Ended
                                            December 31          December 31
                                        -------------------  -------------------
(UNAUDITED)                               1995      1994       1995      1994
                                        --------  --------   --------  --------

REVENUES:
  Electric utility                        $533.5    $493.5   $2,271.7  $2,080.5
  Diversified                              213.4     189.4      783.9     691.0
                                        --------- ---------  --------- ---------
                                           746.9     682.9    3,055.6   2,771.5
EXPENSES:                               --------- ---------  --------- ---------
  Electric utility:
    Fuel used in generation                 97.9      85.7      433.7     431.9
    Purchased power                        109.8      77.7      440.7     294.6
    Deferred fuel                           (2.3)     18.2       (1.7)     (1.5)
    Other operation                         90.4      81.3      358.7     388.8
                                        --------- ---------  --------- ---------
    Operation                              295.8     262.9    1,231.4   1,113.8
    Maintenance                             29.2      32.0      114.1     122.9
    Depreciation                            76.4      66.6      293.7     261.5
    Taxes other than income taxes           40.0      38.6      176.2     162.8
                                        --------- ---------  --------- ---------
                                           441.4     400.1    1,815.4   1,661.0
                                        --------- ---------  --------- ---------
  Diversified:
    Cost of sales                          174.7     157.7      642.3     571.2
    Other                                   22.0      17.4       74.3      63.3
                                        --------- ---------  --------- ---------
                                           196.7     175.1      716.6     634.5
                                        --------- ---------  --------- ---------
INCOME FROM OPERATIONS                     108.8     107.7      523.6     476.0
                                        --------- ---------  --------- ---------
INTEREST EXPENSE AND OTHER:
  Interest expense                          34.5      35.9      142.0     144.8
  Allowance for funds used during
    construction                            (1.7)     (2.6)      (7.3)    (10.9)
  Preferred dividend requirements of
    Florida Power                            2.4       2.5        9.7      10.1
  Other expense, net                         1.8       2.7        3.9      10.3
                                        --------- ---------  --------- ---------
                                            37.0      38.5      148.3     154.3
                                        --------- ---------  --------- ---------
INCOME BEFORE INCOME TAXES                  71.8      69.2      375.3     321.7

  Income Taxes                              25.8      23.2      136.4     109.7
                                        --------- ---------  --------- ---------
NET INCOME                                 $46.0     $46.0     $238.9    $212.0
                                        ========= =========  ========= =========
AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING                               96.2      94.9       95.7      93.0
                                        ========= =========  ========= =========

EARNINGS PER AVERAGE COMMON SHARE          $0.48     $0.49      $2.50     $2.28
                                        ========= =========  ========= =========

Regarding these financial statements:
These are interim statements. Reference should be made to Florida Progress Corporation's 1994 Annual Report to shareholders and S.E.C. Form 10-K for the year ended December 31, 1994 and all subsequent reports filed with the Securities and Exchange Commission. Neither this report nor any statement contained herein is intended to constitute an offer of or solicitation of an offer to buy any securities or is furnished for the purpose of promoting or influencing the sale or purchase of securities.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                           Page 4

                                                              (In millions)
                                                               December 31
                                                       -------------------------
(UNAUDITED)                                               1995         1994
                                                       -----------  -----------
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and held for
    for future use                                        $5,867.5     $5,603.4
  Less - Accumulated depreciation                          2,179.7      1,981.6
         Accumulated decommissioning for nuclear plant       165.2        135.2
         Accumulated dismantlement for fossil plants         104.4         92.4
                                                         ----------   ----------
                                                           3,418.2      3,394.2
  Construction work in progress                              131.8        222.1
  Nuclear fuel, net of amortization of $348.7
    in 1995 and $322.8 in 1994                                59.1         52.9
                                                         ----------   ----------
        Net electric utility plant                         3,609.1      3,669.2
  Other property, net of depreciation of $189.9
    in 1995 and $163.5 in 1994                               455.2        420.9
                                                         ----------   ----------
                                                           4,064.3      4,090.1
                                                         ----------   ----------
CURRENT ASSETS:
  Cash and equivalents                                         4.7         14.4
  Accounts receivable, net                                   309.5        262.2
  Current portion of leases and loans receivable              43.0         15.3
  Inventories, primarily at average cost:
    Fuel                                                      63.0         75.2
    Utility materials and supplies                           101.3        110.4
    Diversified materials                                    113.2         68.1
  Other                                                       44.8         42.8
                                                         ----------   ----------
                                                             679.5        588.4
                                                         ----------   ----------
OTHER ASSETS:
  Investments:
    Leases and loans receivable, net                         340.8        438.0
    Marketable securities                                    188.2        148.3
    Nuclear plant decommissioning fund                       161.1        123.6
    Joint ventures and partnerships                           73.7         74.5
  Deferred insurance policy acquisition costs                106.4         91.9
  Other                                                      177.1        163.9
                                                         ----------   ----------
                                                           1,047.3      1,040.2
                                                         ----------   ----------
                                                          $5,791.1     $5,718.7
                                                         ==========   ==========

CAPITAL AND LIABILITIES
CAPITAL:
  Common stock equity                                     $2,078.1     $1,984.4
  Cumulative preferred stock of Florida Power                138.5        143.5
  Long-term debt                                           1,685.2      1,859.6
                                                         ----------   ----------
                                                           3,901.8      3,987.5
                                                         ----------   ----------
CURRENT LIABILITIES:
  Accounts payable                                           168.5        147.1
  Customers' deposits                                         85.3         76.9
  Income taxes payable                                        14.4         12.7
  Accrued other taxes                                         15.9         14.8
  Accrued interest                                            47.5         47.3
  Other                                                      103.4         69.3
                                                         ----------   ----------
                                                             435.0        368.1
  Notes payable                                                -           55.3
  Current portion of long-term debt                          183.9         52.9
                                                         ----------   ----------
                                                             618.9        476.3
                                                         ----------   ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                      694.3        744.1
  Unamortized investment tax credits                         101.5        110.0
  Insurance policy benefit reserves                          265.0        222.5
  Other postretirement benefit costs                          84.8         67.8
  Other                                                      124.8        110.5
                                                         ----------   ----------
                                                           1,270.4      1,254.9
                                                         ----------   ----------
                                                          $5,791.1     $5,718.7
                                                         ==========   ==========

FLORIDA  PROGRESS  CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS                                   Page 5
(In millions)
                                        Three Months Ended   Twelve Months Ended
                                            December 31          December 31
                                        -------------------  -------------------
(UNAUDITED)                               1995      1994       1995      1994
                                        --------  --------   --------  --------
OPERATING ACTIVITIES:
  Net income                               $46.0     $46.0     $238.9    $212.0
  Adjustments for noncash items:
    Depreciation and amortization           93.2      83.7      359.1     321.7
    Deferred income taxes and
     investment tax credits, net            (6.8)      8.2      (80.0)    (32.3)
    Increase in accrued other
     postretirement benefit costs            4.1       2.8       17.0      20.4
    Net change in deferred insurance
     policy acquisition costs               (2.8)      1.3      (14.5)    (10.4)
    Net change in insurance policy
     benefit reserves                       11.1       5.5       42.5      36.0
    Changes in working capital, net of
     effects from acquisition or sale
     of businesses:
        Accounts receivable                 30.0      24.4      (44.3)    (17.4)
        Inventories                        (29.8)     (5.8)     (29.8)    (10.1)
        Accounts payable                     3.4      17.8       19.4      (4.2)
        Income taxes payable               (42.1)    (32.6)       2.0     (29.6)
        Accrued other taxes                (55.5)    (44.5)       0.9       3.8
        Other                               25.2      34.8       41.7      19.6
    Other operating activities             (10.7)     (5.4)      10.1      23.0
                                        --------- ---------  --------- ---------
                                            65.3     136.2      563.0     532.5
                                        --------- ---------  --------- ---------
INVESTING ACTIVITIES:
  Property additions (including
   allowance for borrowed funds used
   during construction)                   (121.2)   (121.9)    (335.4)   (368.1)
  Proceeds from sales of properties
   and businesses                            3.5       2.0       13.8      16.3
  Purchase of leases, loans and
   securities                              (20.1)     (5.1)     (56.2)    (74.1)
  Proceeds from sale or collection of
   leases, loans and securities             30.7      34.5      101.2     102.2
  Acquisition of businesses                 (3.3)       -        (9.2)    (17.1)
  Distributions from (investments in)
   joint ventures and partnerships, net     (1.6)      3.4       (4.8)     (1.3)
  Other investing activities                (2.7)     (2.6)     (11.0)    (10.8)
                                        --------- ---------  --------- ---------
                                          (114.7)    (89.7)    (301.6)   (352.9)
                                        --------- ---------  --------- ---------
FINANCING ACTIVITIES:
  Issuance of long-term debt                  -         -          -      103.7
  Repayment of long-term debt              (16.3)    (31.0)     (55.5)    (86.7)
  Increase (decrease) in commercial
    paper with long-term support           106.0       7.4        1.0     (61.2)
  Redemption of preferred stock             (5.0)     (5.0)      (5.0)     (5.0)
  Sale of common stock                       9.6       9.6       38.4     138.0
  Dividends paid on common stock           (48.6)    (47.9)    (193.4)   (185.9)
  Increase (decrease) in
    short-term debt                           -       27.4      (55.3)    (75.6)
  Other financing activities                (1.0)     (0.9)      (1.3)     (1.6)
                                        --------- ---------  --------- ---------
                                            44.7     (40.4)    (271.1)   (174.3)
                                        --------- ---------  --------- ---------
NET INCREASE (DECREASE) IN CASH
 AND EQUIVALENTS                            (4.7)      6.1       (9.7)      5.3
   Beginning cash and equivalents            9.4       8.3       14.4       9.1
                                        --------- ---------  --------- ---------
ENDING CASH AND EQUIVALENTS                 $4.7     $14.4       $4.7     $14.4
                                        ========= =========  ========= =========

Florida Progress Corporation
Selected Financial Information (Unaudited)                                                                        Page 6


                                           Three Months Ended  Percent                       Twelve Months Ended Percent
                                              December 31      Positive                         December 31      Positive
                                             1995      1994   (Negative)                       1995      1994   (Negative)
                                           --------  --------  --------                      --------  --------  --------

Earnings Per Share:
 Florida Power Corporation                    $0.43     $0.44      (2.3)                        $2.27     $2.05      10.7
                                           --------- ---------                               --------- ---------
 Electric Fuels Corporation                    0.07      0.06      16.7                          0.25      0.25        -
 Mid-Continent Life Insurance Co.              0.01      0.02     (50.0)                         0.07      0.08     (12.5)
 Progress Credit Corporation                  (0.01)    (0.01)       -                          (0.05)    (0.05)       -
 Corporate and other                          (0.02)    (0.02)       -                          (0.04)    (0.05)     20.0
                                           --------- ---------                               --------- ---------
 Diversified                                   0.05      0.05        -                           0.23      0.23        -
                                           --------- ---------                               --------- ---------
 Consolidated                                 $0.48     $0.49      (2.0)                        $2.50     $2.28       9.6
                                           ========= =========                               ========= =========

Avg. shares outstanding (millions)             96.2      94.9       1.4                          95.7      93.0       2.9

Dividends per share                          $0.505    $0.505        -                         $2.020    $1.990       1.5

Book value per share:
  Florida Power Corporation                                                                    $18.19    $17.52       3.8
  Consolidated                                                                                 $21.55    $20.85       3.4

                                                                                                December 31         December 31
                                              December 31                                           1995                1994
                                             1995      1994                                   Amount   Percent    Amount   Percent
                                           --------- ---------                              ----------------------------------------

Equity investments (percent):                                  Capitalization (in millions):
 Florida Power Corporation                       84        84     Common stock               $2,078.1      50.9  $1,984.4      48.5
 Electric Fuels Corporation                       9         8     Preferred stock               138.5       3.4     143.5       3.5
 Mid-Continent Life Insurance Co.                 4         4     Long-term debt              1,685.2      41.2   1,859.6      45.4
 Progress Credit Corporation                      3         4     Short-term capital            183.9       4.5     108.2       2.6
                                           --------- ---------                              ----------------------------------------
   Total                                        100       100       Total                    $4,085.7     100.0  $4,095.7     100.0
                                           ========= =========                              ========================================


Florida Power Corporation
Selected Statistical Data (Unaudited)                                                       Page 7
(In millions, except billing degree days)

                                    Three Months Ended                 Twelve Months Ended
                                        December 31      Percent           December 31     Percent
                                       1995      1994     Change         1995      1994     Change
                                     --------  --------  --------      --------  --------  --------

Revenues:
  Residential                          $293.0    $265.8      10.2      $1,252.7  $1,142.7       9.6
  Commercial                            128.6     125.3       2.6         515.3     483.9       6.5
  Industrial                             49.0      44.9       9.1         189.3     173.1       9.4
  Other retail sales                     30.0      29.1       3.1         116.5     108.3       7.6
                                    --------- ---------               --------------------
                                        500.6     465.1       7.6       2,073.8   1,908.0       8.7
  Sales for resale                       38.8      32.5      19.4         149.6     128.7      16.2
                                    --------- ---------               --------------------
                                        539.4     497.6       8.4       2,223.4   2,036.7       9.2
  Other electric revenues                 3.8       5.6     (32.1)         51.5      50.6       1.8
  Deferred fuel                          (9.7)     (9.7)      -            (3.2)     (6.8)      -
                                    --------- ---------               --------------------
   Total                               $533.5    $493.5       8.1      $2,271.7  $2,080.5       9.2
                                    ========= =========               ====================
Kilowatt-hour sales billed:
  Residential                         3,457.3   3,090.8      11.9      14,938.0  13,863.4       7.8
  Commercial                          2,146.5   2,067.5       3.8       8,612.1   8,252.1       4.4
  Industrial                          1,012.3     886.7      14.2       3,864.4   3,579.6       8.0
  Other retail sales                    535.3     511.6       4.6       2,085.0   1,980.1       5.3
                                    --------- ---------               --------------------
                                      7,151.4   6,556.6       9.1      29,499.5  27,675.2       6.6
  Sales for resale                      882.1     617.6      42.8       2,903.1   2,339.4      24.1
                                    --------- ---------               --------------------
   Total electric sales               8,033.5   7,174.2      12.0      32,402.6  30,014.6       8.0
                                    ========= =========               ====================

System Requirements (KWH)               7,896     7,073      11.6        33,667    31,174       8.0
Retail KWH Sales
  (Billed & Unbilled)                   7,069     6,380      10.8        29,745    27,598       7.8
Billing Degree Days:
  Cooling                                 892       556      60.4         3,929     3,346      17.4
  Heating                                 121        32     278.1           601       515      16.7

Note:
Total revenues  include billed  revenues and unbilled  revenues that are accrued for accounting  purposes.  Statistics for total kilowatt-hour sales include only billed  kilowatt-hour  sales.  Beginning in 1995,  Florida  Power was ordered by
state   regulators  to  conduct  a  three-year  test  for  residential   revenue
decoupling.  Under the plan,  abnormal  weather  variances will no longer impact earnings with respect to residential revenues.
